                                  EXHIBIT 10-23

                     PARTNERSHIP INTEREST PURCHASE AGREEMENT

         This PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "AGREEMENT") is made this 16th day of September, 2002, by and among GENESEE SYRACUSE PROPERTIES, INC. ("SELLER"), a New York corporation having an office at 16 West Main Street, Suite 600, Rochester, New York 14614, WESTBROOK 1993 LIMITED PARTNERSHIP, a New York limited partnership having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("WESTBROOK"), SPALL NATAPOW VENTURES LTD., having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("SPALL NATAPOW"), NATAPOW REALTY CORPORATION, having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("NATAPOW REALTY"), and THEODORE F. SPALL, JR., having an address of 30 Grove Street, Pittsford, New York 14534 ("SPALL").

                                R E C I T A L S:

         A. Seller is both a general partner and a limited partner of Westbrook and is the owner of 1 general partnership Unit and 49 limited partnership Units (collectively, the "GENESEE UNITS") in Westbrook.

         B. Spall Natapow Ventures Ltd., a general partner of Westbrook, Natapow Realty Corp., a limited partner of Westbrook, and Theodore F. Spall, Jr., a limited partner of Westbrook, are the only other partners of Westbrook other than Seller (collectively, the "OTHER PARTNERS").

         C. Westbrook, Seller, in its capacity as a general partner and a limited partner, and the Other Partners executed a Limited Partnership Agreement (the "LIMITED PARTNERSHIP AGREEMENT") effective as of December 20, 1993.

         D. Westbrook is indebted to Manufacturers and Traders Trust Company ("M&I") pursuant to a Mortgage Note in the principal amount of $8,800,000 dated November 29, 1993, and Westbrook and Seller have executed certain other agreements, instruments and documents in connection therewith, including, but not limited to, a Restated Mortgage Note dated December 29, 1993 (collectively, the "M& T FINANCING DOCUMENTS").

         E. The Other Partners desire to have Westbrook purchase the Genesee Units, and Seller is willing to sell to Westbrook the Genesee Units, on the terms and conditions set forth herein.

         F. Concurrently herewith, Genesee Ventures, Inc. ("GENESEE VENTURES"), Crossroads Spencerport LLC ("CROSSROADS"), Natapow Realty and Spall have entered into a Membership Interest Purchase Agreement (the "MEMBERSHIP INTEREST PURCHASE AGREEMENT") whereby simultaneously with the closing provided for hereunder, Crossroads will purchase from Genesee Ventures its membership Units (the "MEMBERSHIP UNITS") in Crossroads.

                              P R O V I S I O N S:

         NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties, intending to be legally bound, agree as follows:

           1.       SALE AND ASSIGNMENT OF GENESEE UNITS AND PARTNER CONSENTS.

                  (a) Upon the terms and conditions set forth in this Agreement, at the Closing (as defined below), Seller shall assign and transfer to Westbrook, and Westbrook shall accept from Seller, the Genesee Units, free and clear of any security interests, pledges, liens or other encumbrances, other than under the Limited Partnership Agreement and applicable securities laws.

                  (b) The Other Partners hereby consent to the assignment and transfer to Westbrook of the Genesee Units and all of the other transactions contemplated hereunder and hereby waive any rights which they may have under the Limited Partnership Agreement to purchase the Genesee Units and agree not to exercise any rights they have to purchase or sell the Genesee Units or to offer to sell to Seller their Partnership Units as contemplated by the Limited Partnership Agreement.

           2.       PURCHASE PRICE.

                  (a) In consideration of Seller selling and transferring the Genesee Units to Westbrook, and Genesee Ventures selling and transferring the Membership Units to Crossroads, Westbrook and Crossroads shall pay to Seller's nominee, Genesee Corporation, Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00) (the "PURCHASE PRICE").

                  (b) The parties hereto acknowledge and agree that the Purchase Price shall constitute a payment in exchange for Seller's interest in the property of Westbrook, and Genesee Ventures' interest in the property of Crossroads, under Section 736(b) of the Internal Revenue Code of 1986, as amended (the "CODE").

           3. DISTRIBUTIVE SHARE. The distributive share of Seller's items of income, losses, deductions and credit for the Genesee Units, as computed for tax purposes, shall be allocated between Seller and the Other Partners,

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                                                                   Page 71 of 95

based on an interim closing of the books of Westbrook pursuant to Section 706(c)(2) of the Code, as of the Closing. Westbrook shall take such actions as necessary to effect this Section 3.

         4.       CLOSING.

                  (a) The purchase and sale of the Genesee Units as set forth in Sections 1 and 2 (the "CLOSING") shall take place and be effective on the second business day after the closing conditions set forth under Section 8 are satisfied (the "CLOSING DATE"). At the Closing, (i) Seller shall execute and deliver an Assignment of Partnership Units in the form annexed hereto as Exhibit A (the "ASSIGNMENT"); (ii) the Other Partners shall make the Financing Contribution so that Westbrook may pay the Purchase Price; (iii) Westbrook shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by Seller in writing to Westbrook; and (iv) the parties hereto shall execute and deliver a Release Agreement (the "RELEASE AGREEMENT") in the form annexed hereto as EXHIBIT B.

                  (b) From time to time, at a party's reasonable request, the other party shall execute and deliver such further instruments of conveyance, transfer and assignment, and take such other action as may be reasonably requested in order to complete and effect the transactions contemplated herein.

         5. REPRESENTATION AND WARRANTIES OF SELLER. Seller represents and warrants to the Other Partners as follows and Seller makes no other representations or warranties of any kind, whether express or implied:

                  (a) Seller has taken all corporate action necessary for it to execute, deliver and perform its obligations under this Agreement, and that this Agreement constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to the laws affecting creditors' rights.

                  (b) Seller is not subject to or bound by any agreement, judgment, order or decree of any court or governmental agency which prevents the execution of this Agreement and the consummation of the transactions contemplated hereunder.

                  (c)      Seller is the sole owner of the Genesee Units.

                  (d) The Genesee Units are not subject to any liens, pledges or encumbrances of any kind whatsoever, except for restrictions under the Limited Partnership Agreement and applicable securities laws.

                  (e) No agent, broker, investment banker, consultant, representative or other person acting on behalf of Seller or under the authority of Seller is or shall be entitled to any commission, broker's or finder's fee or

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                                                                   Page 72 of 95

any other form of compensation or payment from Seller relating to this Agreement or the transactions contemplated hereby other than the attorneys, accountants and tax or financial advisors of Seller 'in connection with this Agreement and the transactions contemplated hereby.

         6. REPRESENTATIONS, WARRANTIES AND ACKNAWLEDREMENT OF WESTBROOK AND OTHER PARTNERS.

                  (a) Westbrook and the Other Partners hereby jointly and severally represent and warrant to Seller that Westbrook has taken all limited partnership action required for it to execute, deliver and perform its obligations under this Agreement and this Agreement constitutes the valid and binding obligation of Westbrook, enforceable in accordance with its terms, subject to the laws affecting creditors' rights and equitable remedies.

                  (b) Westbrook hereby represents and warrants to Seller that:

                           (i)      As of the execution of this Agreement,
Westbrook is Solvent and, upon the Closing of the transactions contemplated hereunder (including the contributions or loans to be provided by the Other Partners to Westbrook to fund payment of the Purchase Price), Westbrook will be Solvent. For purposes hereof, "SOLVENT" means that (A) the aggregate fair saleable value of Westbrook's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated or otherwise), (B) Westbrook has sufficient cash flow to enable it to pay its debts as they mature and (C) Westbrook does not have unreasonably small capital to conduct its business.

                           (ii)     Westbrook is not subject to or bound by any
agreement, judgment, order or decree of any court or governmental agency which prevents the execution and delivery of this Agreement by it and its consummation of the transactions contemplated hereunder, except for the consent of M&T required under the M&T Financing Documents (the "M& T CONSENT").

                           (iii)    Westbrook is not a party to any agreement
that contemplates the sale or issuance of Partnership Units in Westbrook, the sale of the Genesee Units or to otherwise sell Westbrook or any of its assets, and it has not in the past twelve (12) months received any offers or expressions of interest to purchase such units or property and is not aware of anyone interested in making such any such offers to purchase.

                           (iv)     No agent, broker, investment banker,
consultant, representative or other person acting on behalf of Westbrook or under the authority of Westbrook is or shall be entitled to any commission, broker's or finder's fee or any other form of compensation or payment from Westbrook relating to this Agreement or

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                                                                   Page 73 of 95

the transactions contemplated hereby other than the attorneys, accountants and tax or financial advisors of Westbrook in connection with this Agreement and the transactions contemplated hereby.

                  (c) Spall Natapow hereby represents and warrants to Seller as follows:

                           (i)      Spall Natapow continues to hold all of its
Partnership Units in Westbrook, and no other party has any right or interest therein and it, Natapow Realty and Spall are the only partners of Westbrook other than Seller.

                           (ii)     Spall Natapow is not subject to or bound by
any agreement, judgment, order or decree of any court or governmental agency which prevents the execution and delivery of this Agreement by it and its consummation of the transactions contemplated hereunder.

                           (iii)    Spall Natapow has taken all actions required
for it to execute, deliver and perform its obligations under this Agreement and this Agreement constitutes the valid and binding obligation of Spall Natapow, enforceable in accordance with its terms, subject to the laws affecting creditors' rights and equitable remedies.

                           (iv)     Spall Natapow is not a party to any
agreement that contemplates the sale of its Partnership Units in Westbrook or the Genesee Units or to sell Westbrook or any of its assets, and it has not in the past twelve (12) months received any offers or expressions of interest to purchase such Units or property and is not aware of anyone interested in making such any such offers to purchase.

                           (v)      No agent, broker, investment banker,
consultant, representative or other person acting on behalf of Spall Natapow or under the authority of Spall Natapow is or shall be entitled to any commission, broker's or finder's fee or any other form of compensation or payment from Spall Natapow relating to this Agreement or the transactions contemplated hereby other than the attorneys, accountants and tax or financial advisors of the Other Partners in connection with this Agreement and the transactions contemplated hereby.

                           (vi)     Spall Natapow has available to it, either
through accounts maintained at financial institutions or existing credit facilities, sufficient funds to make its Financing Contribution (as defined in Section 7(a)(i)) prior to the Closing Date.

                  (d) Natapow Realty hereby represents and warrants to Seller as follows:

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                                                                   Page 74 of 95

                           (i)      Natapow Realty continues to hold all of its
Partnership Units in Westbrook, and no other party has any right or interest therein and it, Spall Natapow and Spall are the only partners of Westbrook other than Seller.

                           (ii)     Natapow Realty is not subject to or bound by
any agreement, judgment, order or decree of any court or governmental agency which prevents the execution and delivery of this Agreement by it and its consummation of the transactions contemplated hereunder.

                           (iii)    Natapow Realty has taken all corporate
action required for it to execute, deliver and perform its obligations under this Agreement and this Agreement constitutes the valid and binding obligation of Natapow Realty, enforceable in accordance with its terms, subject to the laws affecting creditors' rights and equitable remedies.

                           (iv)     Natapow Realty is not a party to any
agreement that contemplates the sale of its Partnership Units in Westbrook or the Genesee Units or to sell Westbrook or any of its assets, and it has not in the past twelve (12) months received any offers or expressions of interest to purchase such units or property and is not aware of anyone interested in making such any such offers to purchase.

                           (v)      No agent, broker, investment banker,
consultant, representative or other person acting on behalf of Natapow Realty or under the authority of Natapow Realty is or shall be entitled to any commission, broker's or finder's fee or any other form of compensation or payment from Natapow Realty relating to this Agreement or the transactions contemplated hereby other than the attorneys, accountants and tax or financial advisors of Westbrook and the Other Partners in connection with this Agreement and the transactions contemplated hereby.

                           (vi)     Natapow realty has available to it, either
through accounts maintained at financial institutions or existing credit facilities, sufficient funds to make its Financing Contribution (as defined in Section 7(a)(i)) prior to the Closing Date.

                  (e) Spall hereby represents and warrants to Seller as follows:

                           (i)      He continues to hold all of his Partnership
Units in Westbrook, and no other party has any right or interest therein and he, Spall Natapow and Natapow Realty are the only partners of Westbrook other than Seller.

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                                                                   Page 75 of 95

                           (ii)     Spall is not subject to or bound by any
agreement, judgment, order or decree of any court or governmental agency which prevents the execution and delivery of this Agreement by him and his consummation of the transactions contemplated hereunder.

                           (iii)    Spall has the full capacity to enter into
this Agreement and carry out the terms hereof and this Agreement constitutes his valid and binding obligation, enforceable in accordance with its terms, subject to the laws affecting creditors' rights and equitable remedies.

                           (iv)     Spall is not a party to any agreement that
contemplates the sale of his Partnership Units in Westbrook or the Genesee Units onto sell Westbrook or any of its assets, and he has not in the past twelve (12) months received any offers or expressions of interest to purchase such units or property and is not aware of anyone interested in making such any such offers to purchase.

                           (v)      No agent, broker, investment banker,
consultant, representative or other person acting on behalf of Spall or under the authority of Spall is or shall be entitled to any commission, broker's or finder's fee or any other form of compensation or payment from Spall relating to this Agreement or the transactions contemplated hereby other than the attorneys, accountants and tax or financial advisors of the Other Partners in connection with this Agreement and the transactions contemplated hereby.

                           (vi)     Spall has available to him, either through
accounts maintained at financial institutions or existing credit facilities, sufficient funds to make his Financing Contribution (as defined in Section 7(a)(i)) prior to the Closing Date.

                  (f) Westbrook and the Other Partners acknowledge that Seller makes no representations or warranties of any kind, whether express or implied, other than as set forth in Section 5.

         7.       OTHER PARTNERS AND SELLER'S COVENANTS.

                  (a) The Other Partners hereby jointly and severally covenant that they shall:

                           (i)      Take all actions necessary to make the
required equity contributions or loans to Westbrook necessary to fully fund the payment at Closing of the Purchase Price by Westbrook in immediately available funds (the "FINANCING CONTRIBUTION

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                                                                   Page 76 of 95

                           (ii)     Use their best efforts to obtain as soon as
practical from the date hereof the Consent and release of Seller from any and all liabilities or obligations which Seller may have with respect to the Financing Documents.

                           (iii)    Take all actions necessary to cause
Westbrook to fulfill its obligations hereunder.

                           (iv)     Pay any transfer fee, release fee,
prepayment penalty or any other fee, cost or monies which is due or may become due as a result of the transactions contemplated under this Agreement and/or the M&T Consent.

                  (b) Seller hereby convenants that it shall pay at Closing any New York State real property transfer tax which is due or may become due as a result of the transactions contemplated under this Agreement.

         8.       CONDITIONS TO CLOSING.

                  (a) The obligations of Westbrook to proceed with the Closing are subject to the satisfaction at or prior to the Closing of all of the following conditions:

                           (i)      Seller shall have complied in all material
respects with its covenants and agreements contained herein, including the deliveries it is required to make at Closing.

                           (ii)     Seller's representations and warranties
contained herein, or in any exhibits, certificate or similar instrument required to be delivered by or on behalf of Seller pursuant hereto shall be true and correct in all material respects on and as of the Closing, with the same effect as though made at such time.

                           (iii)    The M&T Consent shall have been obtained and
be in full force and effect.

                           (iv)     No order, writ, injunction or decree shall
have been entered and be in effect by any court of competent jurisdiction or any governmental or regulatory instrumentality or authority, and no statute, rule, regulation or other requirement shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

                           (v)      No suit or other proceeding shall be pending
or threatened by any third party before any court or governmental agency seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

                           (vi)     Seller shall have provided to Westbrook, at
Seller's expense, New York State and Monroe County UCC searches against Seller, showing no liens against the Genesee Units, and bankruptcy and tax lien searches against Seller, showing no tax liens against Seller or the Genesee Units and that Seller has not been declared bankrupt.

                           (vii)    The Membership Interest Purchase Agreement
shall be executed, and all conditions to Crossroads' obligation to close the Membership Interest Purchase Agreement shall have been satisfied or waived by Crossroads.

                  (b) The obligations of Seller to proceed with the Closing are subject to the satisfaction at or prior to the Closing of all of the following conditions:

                           (i)      Westbrook and the Other Partners shall have
complied in all material respects with its covenants and agreements contained herein, including the deliveries they are required to make at Closing.

                           (ii)     The representations and warranties contained
herein, or in any exhibits, certificate or similar instrument required to be delivered by or on behalf of each of Westbrook and the Other Partners pursuant hereto shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made at such time.

                           (iii)    M&T shall have executed and delivered the
M&T Consent and shall have provided Seller with a complete release of Seller from any liability it may have with respect to the M&T Financing Documents in form and substance satisfactory to Seller, and a copy of both the M&T Consent and release shall have been delivered to Seller.

                           (iv)     No order, writ, injunction or decree shall
have been entered against Westbrook or Seller and be in effect by any court of competent jurisdiction or any governmental or regulatory instrumentality or authority, and no statute, rule, regulation or other requirement shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

                           (v)      No suit or other proceeding shall be pending
or threatened against Westbrook or Seller by any third party before any court or governmental agency seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

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                                                                   Page 78 of 95

                           (vi)     Westbrook shall provide a legal opinion from
its counsel, in form satisfactory to Seller and Seller's counsel, concerning the transactions contemplated hereunder.

                           (vii)    The Other Partners shall provide a letter to
Seller in the form annexed hereto as EXHIBIT C.

                           (viii)   The Membership Interest Purchase Agreement
shall be executed, and all conditions to Genesee Ventures' obligation to close the Membership Interest Purchase Agreement shall have been satisfied or waived by Genesee Ventures.

         9.       INDEMNIFICATION.

                  (a) Following the Closing, Westbrook shall indemnify, defend and hold harmless Genesee Corporation, Genesee Ventures, Inc. and Seller, and their directors, officers, employees and representatives (collectively, "Seller's Indemnitees"), from and against any and all actual or threatened losses, claims, demands, damages, awards, liabilities, obligations, judgments, settlements, fines, penalties, interest, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) (a "Loss") related to or arising from (i) any inaccuracy or breach of any representation or warranty of Westbrook or the Other Partners set forth in this Agreement or any exhibit hereto; (ii) any breach of a covenant of Westbrook or any Other Partner set forth in this Agreement or any exhibit hereto; or (iii) any and all liability for any debts or other obligations of Westbrook, to the extent that they arise from, relate to or are in connection with Westbrook (except for the express representations and warranties made by Seller herein), including, but not limited to, the M&T Financing Documents, the Limited Partnership Agreement or the business, operations or assets of Westbrook, whether occurring at any time prior to, at or after the Closing, whether known or suspected or unknown or unsuspected. In the event any Seller's Indemnitees are entitled to indemnification under this Section 9(a), Westbrook will pay the amount due for such Loss promptly, but in no event more than five days after demand therefor by the Seller Indemnitee entitled thereto.

                  (b) Following the Closing, Spall Natapow shall indemnify, defend and hold harmless Seller's Indemnitees, from and against a Loss related to or arising from (i) any inaccuracy or breach of any representation or warranty of Spall Natapow set forth in this Agreement or any exhibit hereto; and
(ii) any breach of a covenant of Spall Natapow set forth in this Agreement or any exhibit hereto. In the event any Seller's Indemnitees are entitled to

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                                                                   Page 79 of 95

indemnification under this Section 9(b), Spall Natapow will pay the amount due for such Loss promptly, but in no event more than five days after demand therefor by the Seller Indemnitee entitled thereto.

                  (c) Following the Closing, Natapow Realty shall indemnify, defend and hold harmless Seller's Indemnitees, from and against a Loss related to or arising from (i) any inaccuracy or breach of any representation or warranty of Natapow Realty set forth in this Agreement or any exhibit hereto; and (ii) any breach of a covenant of Natapow Realty set forth in this Agreement or any exhibit hereto. In the event any Seller's Indemnitees are entitled to indemnification under this Section 9(c), Natapow Realty will pay the amount due for such Loss promptly, but in no event more than five (5) days after demand therefor by the Seller Indemnitee entitled thereto.

                  (d) Following the Closing, Spall shall indemnify, defend and hold harmless Seller's Indemnitees, from and against a Loss related to or arising from (i) any inaccuracy or breach of any representation or warranty of Spall set forth in this Agreement or any exhibit hereto; and (ii) any breach of a covenant of Spall set forth in this Agreement or any exhibit hereto. In the event any Seller's Indemnitees are entitled to indemnification under this
Section 9(d), Spall will pay the amount due for such Loss promptly, but in no event more than five (5) days after demand therefor by the Seller Indemnitee entitled thereto.

         10.      TERMINATION OF AGREEMENT. This Agreement may be terminated:

                  (a) At the request of Seller if the Closing does not occur by September 13, 2002;

                  (b) At the request of the other Partners if the Closing does not occur by the one hundred eightieth (180& day from the date of execution of this Agreement;

                  (c) By Seller, in the event of a breach of any representation, warranty or covenant of Westbrook or any Other Partner under this Agreement or any exhibit hereto if such breach is not cured within ten (10) days after being given written notice thereof by Seller; or

                  (d) By Westbrook, in the event of a breach of any representation or warranty of Seller under this Agreement or any exhibit hereto if such breach is not cured within ten (10) days after being given written notice thereof by Westbrook.

                  Termination of this Agreement shall terminate all of the parties' obligations hereunder, except for any breaches with have occurred prior to the date of termination. All such breaches shall survive any such termination and the breaching party shall remain fully liable therefor.

         11.      MISCELLANEOUS.

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                                                                   Page 80 of 95

                  (a) This Agreement, together with the exhibits hereto to be executed, when delivered:

                           (i)      shall constitute the entire agreement
between the parties hereto and supersedes all prior agreements, written or oral, concerning the subject matter hereof (including, but not limited to, the Limited Partnership Agreement), and there are no oral understandings, statements or stipulations bearing upon the effect of this Agreement which have not been incorporated herein.

                           (ii)     may be modified or amended only by a written
instrument signed by each of the parties hereto.

                           (iii)    shall bind and inure to the benefit of the
parties hereto and their respective heirs, successors and permitted assigns.

                           (iv)     shall be construed in accordance with and
governed by the laws of the State of New York without reference to conflict of laws principles.

                           (v)      may not be assigned by either party without
a written agreement signed by all parties hereto. Any assignment not signed by all parties is null and void.

                  (b) The representations and warranties set forth in Sections 5 and 6 shall survive the Closing.

                  (c) Any litigation involving this Agreement shall be adjudicated in a court with jurisdiction located in Monroe County, New York and the parties irrevocably consent to the personal jurisdiction and venue of such court.

                  (d) If any provision of this Agreement shall be held invalid or unenforceable by competent authority, such provision shall be construed so as to be limited or reduced to be enforceable to the maximum extent compatible with the law as it shall then appear. The total invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                  (e) This Agreement may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) Any notice required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or sent by certified or registered United States mail, postage prepaid, or sent by nationally recognized overnight express courier and addressed as follows:

                           If to Seller:

                                    Genesee Syracuse Properties, Inc.
                                    16 West Main Street
                                    Suite 600
                                    Rochester, New York 14614
                                    Fax: 585-454-1297
                                    Attention:

                           With copies to:

                                    Woods Oviatt Gilman LLP
                                    700 Crossroads Building
                                    Rochester, New York 14614
                                    Fax: 585-454-3968
                                    Attention:  Gordon E. Forth, Esq.

                           If to Westbrook, to:

                                    Westbrook 1993 Limited Partnership
                                    120 Corporate Woods
                                    Suite 100
                                    Rochester, New York 14623
                                    Fax 585-424-5379
                                    Attention:  General Partner

                           with a copy to:

                                    Boylan, Brown, Code, Vigdor & Wilson LLP
                                    2400 Chase Square
                                    Rochester, New York 14604
                                    Fax: 585-232-3528
                                    Attention:  Alan R. Feldstein, Esq.

                           If to a Other Partner, to the address set forth
above.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties have duly executed this Agreement on the date first written above.

         SELLER:                           GENESEE SYRACUSE PROPERTIES, INC.

                                           By:/s/ Stephen B. Ashley
                                              ---------------------
                                           Name: Stephen B. Ashley
                                           Title: President

         PURCHASER:                        WESTBROOK 1993 LIMITED PARTNERSHIP

                                                    SPALL NATAPOW VENTURES LTD.,
                                                    MANAGING GENERAL PARTNER

                                                    By:/s/ Stephen D. Natapow
                                                       ----------------------
                                                    Name: Stephen D. Natapow
                                                    Title: President

         OTHER PARTNERS:                   SPALL NATAPOW VENTURES LTD.

                                           By: /s/ Stephen D. Natapow
                                               ---------------------------------
                                           Name: Stephen D. Natapow
                                           Title: President

                                           NATAPOW REALTY CORPORATION

                                           By: /s/ Stephen D. Natapow
                                               ---------------------------------
                                           Name: Stephen D. Natapow

                                           Title: President

                                           /s/ Theodore F. Spall, Jr.
                                           -------------------------------------
                                           Theodore F. Spall, Jr.

                                    EXHIBITS

                  EXHIBIT A        -        Assignment

                  EXHIBIT B        -        Release Agreement

                  EXHIBIT C        -        Resale Letter